UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2008

Item 1. Report to Stockholders.

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

ANNUAL REPORT

JUNE 30, 2008

The Olstein Funds

CONTENTS

3	The Olstein All Cap Value Fund

33	The Olstein Strategic
Opportunities Fund

54	Combined Notes to
Financial Statements

64	Report of Independent
Registered Public Accounting Firm

65	Additional Information

THE OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

18	Expense Example

20	Schedule of Investments

26	Statement of Assets
and Liabilities

28	Statement of Operations

29	Statement of Changes
in Net Assets

30	Financial Highlights

THE OLSTEIN ALL CAP VALUE FUND

THE OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR SHAREHOLDERS:

As extreme volatility and continued uncertainty characterized equity markets during the twelve months ended June 30, 2008, Class C shares of the Olstein All Cap Value Fund had a return of - 27.63% compared to a return of -13.12% for the S&P 500 Index over the same time period. As fellow shareholders, we are also disappointed with the Fund’s underperformance over the past year. As we have in past market downturns, we continue to practice our discipline of buying companies that have been severely punished by a market which we believe, at the present time, is focused on the problems in daily headlines, rather than long-term prospects. Unfortunately, market expectations usually go in one direction for months on end whether that is optimism or pessimism. When constructing our portfolio, we consider investor psychology at all times. But when we believe there are considerable deviations between expectations and how we see reality, we seek to take advantage of material price deviations despite short-term timing risks. If we are correct in assessing that these material deviations eventually close, we are more than adequately com-

The performance data quoted represents past performance and does not guarantee future results. The performance discussed above pertains to the Olstein All Cap Value Fund’s Class C shares, and assumes no redemptions. The returns mentioned do not reflect deduction of the Olstein All Cap Value Fund’s 1% maximum contingent deferred sales charge (“CDSC”) for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 06/30/08, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 8.09%, 5.03%, and -28.24%, respectively. Per the Fund’s 10/31/07 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.21%. Performance and expense ratio for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com. Not FDIC insured / Not bank-guaranteed / May lose value. Olstein Capital Management, L.P. – Distributor Member FINRA

THE OLSTEIN ALL CAP VALUE FUND

pensated for taking any short-term timing risks. Unfortunately, momentum and mass thinking sometimes go much further than we expect and patience in combination with a cast-iron stomach (to weather the short-term underperformance) is required as we wait for value deviations to close. Periods of underperformance are never pleasant.

Over our more than 40 years of experience, each time the market entered an up cycle or down cycle, the investment majority and the press chanted, “this time is different”. We agree that each market is different during short periods of time but in the end, we continue to believe that valuations based on free cash flow are all that matter and eventually stock prices reflect what actually occurs in a business rather than what is expected to occur.

SO WHERE DID WE GO WRONG AND
WHAT WAS DIFFERENT THIS TIME?

Approximately one year ago (June 30, 2007), we concluded that energy stocks had more than discounted the $70 oil price that existed at the time. Thus, based on our discounted cash flow model, we were not able to find compelling value opportunities in the oil sector and as a result the Fund’s portfolio was consistently underweight the Energy Sector (at a time when this sector was driving returns in the overall index in reaction to the meteoric price spike in oil). We believe that the spike in oil prices that occurred over the past year (from $70 to $145) was non-recurring in nature. As the market began to decline from its highs in the second half of 2007, the market began to correctly punish all financial and consumer discretionary stocks in reaction to the liquidity crisis, the spike in the price of gasoline and recessionary conditions that were beginning to develop. However, as the decline in the financial and consumer stocks became precipitous and indiscriminate, we began to identify disconnects between the prices of specific stocks in these sectors and their intrinsic value. We purchased high quality financial and consumer discretionary companies with long track records, with the financial wherewithal to survive the recessionary conditions that were developing and selling at prices which in our opinion were ignoring their ability to generate future excess free cash flow under more normalized conditions. Thus, the Fund slowly became overweight in the Financial Sector at a time when we believed based on our discounted cash flow analysis that we were being more than compensated to ride out the storm by the bargain prices we were paying for high quality companies. However, the market continued to react to the recurring fears about the sub-prime mortgage crisis and tightening commercial credit taking stocks lower than we anticipated but we continued to take advantage of the lower prices by adding to our positions after gut checking our numbers and forecasts. Similarly, we began to find value deviations in high

THE OLSTEIN ALL CAP VALUE FUND

quality consumer discretionary stocks and moved to an overweight position in this sector as well. Although, our financial and consumer discretionary holdings have resulted in underperformance over the past year, the market has recently began to differentiate between companies in these sectors by beginning to incorporate future expectations into stock prices rather than paying attention to the daily and recurring dose of bad news as if these conditions would never change. Whereas negative psychology and momentum rooted in fear of the Bear Stearns meltdown, the near demise of Fannie Mae and Freddie Mac, the fear of recession and reduced consumer spending resulted in the market indiscriminately pulling away (regardless of price) from virtually all companies in the financial (including Citigroup – the Fund’s largest holding), and consumer discretionary sectors, it appears that the market is finally beginning to react to deviations between a company’s current stock price and its expected future ability to generate cash flow under more normalized conditions, despite the continued emphasis by the analytical community and press on current economic challenges. Many stocks in the Fund’s portfolio have moved off their recent lows. We continue to believe that the Fund’s holdings in these sectors are materially undervalued. Rather than taking the chance of missing what we believe can be material appreciation when the investing public moves their investment horizons beyond 30 days, our strategy is to ride out the current storm waiting for the psychology to change.

As we have done many times in the past, rather than dwell on our errors or short-term forecasts, we have taken advantage of the current turmoil to re-examine every holding and retest our investment theses. We have repositioned the portfolio by selling securities which demonstrated fundamental weaknesses that we were not expecting and added to positions or purchased other companies whose prices were being affected by the hysteria and conditions of the moment rather than long-term valuations. Thus, we eliminated stocks from the Fund’s portfolio in which unexpected events lowered our long-term cash flow expectations (and thus valuations) as a result of the current economic malaise. To quote John Maynard Keynes “When the facts change, I change my mind – what do you do sir?”

Proceeds from such sales were reinvested in securities whose prices we believe had over-reacted to current negative psychology or are held as cash waiting for better investment opportunities. Stocks that we purchased and were classified as having “overreacted” were companies in which we deemed that the events creating the decline in the stock price were only of a short-term nature, yet, these companies were tarred with the same brush as companies which in our opinion were more permanently impaired. It is important to stay balanced and objective during these tumultuous periods as emotional reactions to short-term events can create meaningful future investment opportu-

THE OLSTEIN ALL CAP VALUE FUND

nities. As in real life, the tide eventually turns and comes back in and so will the negative emotions of investors. We believe the two most important factors necessary to reverse the current negative market bias (or bring in the investment tide) is a bottoming of home prices and a stabilization of crude oil and other commodity prices. Home prices do not necessarily need to rise, but they do need to stop falling. We do not need oil to crash but we do need it to stabilize at lower prices. A recent article in the Wall Street Journal quoted Alan Greenspan, former Federal Reserve chairman who stated that, “Home prices in the U.S. are likely to start to stabilize or touch bottom sometime in the first half of 2009,” and is “a necessary condition for an end to the current global financial crisis.” Mr. Greenspan added, “Stable home prices will clarify the level of equity in homes, the ultimate collateral support for much of the financial world’s mortgage backed securities.” Let us not forget that if in fact, housing prices stabilize in the first half of 2009 creating a bottom to the recession (while not necessarily an indication of future results), in the past the market has generally begun to discount the change between six months to one year in advance.

An additional important ingredient to improving future market performance and hopefully our investment returns is for the market to begin differentiating between stock valuations based on a company’s ability to produce future free cash flow rather than continued emotional reactions to events that we believe have been fully discounted by previous price declines. The markets need to differentiate between prices based on expected future free cash flow in sectors that have already been hit hard (such as consumer discretionary, financials, technology and health care) rather than reacting to the latest write-off or press coverage of repeated sensational events that have been reflected repeatedly in price declines that have taken place over the last 12 months. We believe it is an important advantage in investing to look at the future expectations that are priced into a given stock and to determine whether or not they are realistic. If the expectations are too low, it is a buying opportunity or if they are too high, it is a selling opportunity. Although sensational events may continue for a period of time, we expect investors to begin to realize that in many cases beaten down prices in the sectors previously mentioned have already discounted, and in fact, may have overdiscounted events.

The prices of many stocks in the Fund’s portfolio such as Citigroup, Microsoft and American Express are being priced as if they will never prosper again. We do not agree with this assessment. We believe the stage has been set for a sustainable rally in many of the Fund’s holdings because the current prices and valuations of a vast majority of stocks appear to have overreacted to recessionary conditions. Many stocks are being priced today as if the clouds will

THE OLSTEIN ALL CAP VALUE FUND

never lift and positive investment returns are a phenomena of the past. In particular, we believe a majority of stocks in sectors such as financials, health care, consumer discretionary and technology are selling at prices way below their ability to generate future free cash flow. To quote Bernard Baruch, the famous stock investor who made a fortune after the 1929 crash — “don’t try to buy at the bottom and sell at the top. It cannot be done except by liars.”

Earnings for most American companies excluding financials, are rising and financial stocks should start to follow suit by the 4th quarter of 2008. Investor liquidity is at high levels, corporate liquidity is at record levels, interest rates are historically low (ten-year bond was at 6% in the late 1990’s bull market compared to 4.0% today), and the financial sector is deleveraging. Financial Services companies are improving their balance sheet and despite this improvement are selling at or close to ten-year cyclical lows. It is obvious to us that financials are at the most oversold levels since the last great buying opportunity of 1990-1991.

We disagree with the majority of investors who dwell on daily headlines and worry about additional write-offs or increased loan loss provisions, rather than what we believe to be the severe undervaluation of individual stocks based on an ability to produce future earnings and cash flow. Mergers and acquisitions are already showing signs of picking up (merger-deal volume in July hit its highest monthly total in a year) and current valuations are low enough to allow acquirers to invest a higher equity percentage and pay higher interest rates than the last three years while earning satisfactory returns. Banks with improved balance sheets are slowly getting into position to finance an accelerated pick-up in mergers and acquisitions activity (that we believe has already started) at interest rates that are more realistic. Our final and most important point is that inflationary expectations should recede shortly as oil and other commodities fall to more realistic levels that reflect an economic slowdown (gasoline consumption is declining around the world and is down 3% year-to-year in the United States alone and China recently reported that crude imports declined 7% in July to a seven month low).

We always practice value investing despite its shortfalls (the biggest of which could be periodic short-term disappointments in performance). We are value investors because we believe in the logic of buying shares of businesses at a material discount to the value of the business. Low prices created by temporary conditions usually result in higher future rates of return and high prices created by short-term factors or excess investor enthusiasm usually result in lower future rates of return. We believe that extreme pessimism creates values and opportunities and it is our opinion that this is the climate we are currently operating under.

THE OLSTEIN ALL CAP VALUE FUND

The credit crisis will eventually end, housing prices will reach a trough and oil prices cannot continue to climb at the current rate. It is our opinion that oil is in the process of topping for many years to come, housing should bottom within the next six months (but take a few years to turn up again), the financial crisis is in the final innings and the credit markets will return to normal within the foreseeable future. Under these conditions, the American consumer should start spending again. As we go to press, courtesy of a slowdown in the developing economies, oil and other commodity prices have begun to recede, oil and commodity stocks have had major corrections and early cyclical (consumer discretionary stocks) and financials have rotated to a position of market leadership on up days. In past recessions, financials and consumer discretionary stocks have moved into positions of market leadership up to one year prior to the economy actually turning.

It is easy to conclude that value investing is not only difficult to practice but often conflicts with prevailing and widespread investor psychology and emotion. As value investors, we believe having a long-term horizon in an environment that is maniacally focused on short-term events provides us with a long-term investment edge. It is the volatile and emotionally extreme markets like 1998 and 2002, when the seeds of long-term performance were planted. We believe the market is already in the process of bottoming and our portfolio should be well positioned to take advantage of the environment that we expect in the near future. We remain focused on the future and are excited about the many bargains and opportunities that are currently available.

LEADERS & LAGGARDS OF FISCAL 2008

Before we move on to a description of some of our key holdings and the reasons we believe they are undervalued, we thought it would be informative to discuss the winners and losers that affected our performance during the fiscal year ended June 30, 2008.

OUR LAGGARDS

Laggards during the year included Citigroup, Boyd Gaming, Macy’s and Capital One. We continue to own Citigroup and Macy’s but have sold Boyd, and Capital One. In the case of Citigroup, we were early but are starting to see early signs that the market is beginning to value Citigroup’s future earnings power (stock has moved 30% off its low) rather than react to the daily menu of write-offs having to do with legacy issues. We added to the Fund’s Citigroup positions throughout the year as the stock declined. Citigroup is now your Fund’s largest holding and we believe Citigroup represents one of the best opportunities in the stock market today (see following discussion). We also continued to add to the Fund’s position in Macy’s as the stock declined

THE OLSTEIN ALL CAP VALUE FUND

throughout 2008. We believe our 2008 disappointment could turn out to be an outstanding investment in future years as gas prices stabilize and the economy strengthens. The market should soon begin to discount Macy’s ability to produce excess future free cash flow rather than react to yesterdays same store sales in a recessionary environment (see following discussion). On the other hand, we vacated our positions in Boyd Gaming and Capital One. In each case, our analysis indicated that their financial positions had been weakened by the worsening economic conditions. In each case, not only did we have to lower our value but we also believed that their weakened financial metrics would result in their turnaround being stretched out over a longer period of time than originally envisioned. We either moved the proceeds into positions which had higher probabilities of reaching our value over the next 12-24 months or we moved the cash to the sidelines awaiting better opportunities.

OUR LEADERS

Stocks which contributed positively to our performance in fiscal 2008 included Apple Computer, McDonald’s and Halliburton. Apple was one of the best performing technology stocks in the Fund as the company maintained and grew market share in desktop products and handhelds, including the iPod and the iPhone. Apple’s unique ability to generate new innovative products was the reason behind its strong sales and strong free cash flow generation. However, as the investment community began to properly discount the good news and the price approached our estimate of intrinsic value we liquidated our position after the close of the year. McDonald’s, led by innovative products and strong management continues to execute and report strong same store sales. Although we have trimmed our position on the way up from $13.00 in 2002, McDonald’s continues to be a positive contributing holding of the Fund.

Finally, Halliburton, an energy services investment, benefited from the secular trend of the demand for oil services by exploration and production companies. Halliburton also benefited by transforming itself from an American services company to an international oil services conglomerate resulting in more predictable free cash flow. Similar to Apple, Halliburton was liquidated as the stock reached price levels which approached our estimate of intrinsic value.

MATERIAL FUND POSITIONS AND OUR
RATIONALE FOR OWNING THESE COMPANIES

Citigroup (C)  One of a kind worldwide banking franchise. New decisive, terrific management, led by Vikram Pandit, has already made critical decisions to prepare the company to be a leader in financing above-average-growth in global commerce that we envision over the next five years. While we wait for the market to understand and react to the outstanding value (based on normalized

THE OLSTEIN ALL CAP VALUE FUND

free cash flow of $3.00 per share) that lies beneath the surface of all the recent reported write-offs (resulting from legacy issues), we are collecting a dividend (which we believe is now safe) yielding approximately 6.8% annually.

General Electric (GE)  Problems in the financial division which had been driving the company’s growth have caused GE’s stock to fall to a price which according to our estimates provides a free cash flow yield of 8% and dividend yield of approximately 4.3%. Management has changed the company’s revenue mix to favor faster growing businesses (company’s infrastructure business now accounts for 50% of operating profits). The quality of the finance division has been materially upgraded by shredding non-performing assets, and GE Money (consumer portion of GE Capital) has been reduced to 15% of GE’s overall profits. GE is well positioned to take advantage of some of the major growth themes of this era (power generation, energy, water, transportation) and should grow at 2-3x GDP over the next five years.

Microsoft (MSFT)  Microsoft, the global leader in software infrastructure has finally grown into its earnings. The company’s obsession with becoming a major player on the Internet is taking investors eyes off the strength in the company’s basic software business. MSFT should grow from the current normalized free cash flow base of $1.80 per share at the rate of 5 -10% over the next three to five years (as the adoption of the Vista operating system picks up steam and losses from the online business taper). MSFT currently has $23 billion of cash on its balance sheet, which can be used to buy back stock at current bargain levels. Microsoft is selling at a 7% free cash flow yield to our estimate of normalized free cash flow.

Home Depot (HD)  The housing meltdown has resulted in HD’s stock declining back to the cyclical bottom it reached in 2003 and to price levels first reached in 1997. Under a new CEO, the company has sold off peripheral operations, cut capital spending, focused on the current store base and repurchased large amounts of stock. We estimate that in a stabilized to improving housing market, HD can generate $2.50/share of free cash flow (an 11% free cash flow yield at current prices).

Macy’s (M)  Macy’s stock has fallen approximately 60% from its 2006 high as a result of the consumer spending slowdown. After several years of integration issues related to the Mays Department store acquisition, we believe the company’s integration costs and merchandising issues are now behind it. The company owns most of its real estate creating a floor to its value and is capable of generating $2.25 or more in free cash flow under more normalized operating conditions. The company has flexible and capable management who have reacted positively to needed changes in merchandising. Macy’s has the capability of paying down in excess of $900 million of debt each year from normalized free cash flow.

THE OLSTEIN ALL CAP VALUE FUND

NYSE Euronext (NYX)  NYX is the largest global exchange in the world. NYX has fallen now to a price level which represents a 9% free cash flow yield based on our calculation of normalized free cash flow one year from now. The company’s business operations span the world including the Middle East, Asia, and Europe. The company has diversified away from pure domestic stock trading. Products now traded include derivatives, options, fixed income, etc. with domestic traded equities representing less than 10% of income. We believe that conservatively capitalized NYX can grow free cash flow at a minimum 7.5% rate over the next five years.

American Express (AXP)  AXP’s stock price has declined 40% as investors reacted to the problems surrounding its increased exposure to revolving credit card balances which has grown over the past five years. The financial crisis has resulted in increased delinquencies and has investors concerned. Although the growth in spending has slowed in AXP’s unique original card, it is still growing. Little credit is given to the fact that spending per original AXP card member is materially higher than other cards, and delinquencies are significantly lower. The company also has its own processing system which is extremely valuable. Despite reduced consumer spending and higher than normal bad debt provisions, AXP is currently earning at the rate of $2.75 share. We believe AXP has normalized free cash flow of $3.25 a share during less turbulent times and is capable of growing at 5% per year.

Johnson & Johnson (JNJ)  This high quality drug, medical and consumer products company is selling at the same price it did in 2001, despite consistently rising earnings and excess free cash flow over the last seven years by selling leading products in diversified markets. The company recently strengthened its product portfolio with the purchase of Pfizer’s consumer products division. We believe JNJ’s normalized 2009 free cash flow should be around $4.50 a share and should grow at a rate of 5% plus over the next five years.

Denny’s (DENN)  We believe Denny’s represents a hidden and severely undervalued company led by financially astute management. This fifty-year-old unique 24- hour restaurant chain has undergone a major transformation over the past five years. The company has been transitioning to a franchise model (which yields more stable returns on capital and higher free cash flow than a company owned model), has reduced debt by $250 million dollars over the past four years and has normalized free cash earnings power of 40¢ a share (which should be realized within 24 months and grow at a 5% rate thereafter). DENN is currently priced at 6.5 x our estimate of normalized free cash flow. The company should be almost out of debt within three years by utilizing the material proceeds we expect the company to generate from the basic business and franchise and real estate sales. There is significant room to expand the

THE OLSTEIN ALL CAP VALUE FUND

franchising model and the company already has commitments for over 100 new franchise owned restaurants over the next two years.

The current environment feels very similar to that of the late 1990 and early 1991 when there was a recession, huge bank losses, high oil prices and uncertainty brought on by the Kuwait War. From the lows of 1991, the market rallied 20% despite these negative conditions and extreme pessimism. While past performance is not necessarily indicative of future results, we believe that similar to the 1990-1991 period, the environment should turn positive when the investing public realizes that current financial write-downs are masking the true earnings power of corporate America; that developing economies are slowing, which should result in the oil and commodity price boom slowing and perhaps retreating, and that the housing market should hit a bottom shortly. We appreciate your trust, are comfortable that the Fund’s portfolio is correctly positioned for the scenario that we expect to occur. We believe the market is ready to start climbing the wall of worry creating a tail wind for the Fund’s holdings. Our investments are along side yours and we look forward to achieving the Fund’s primary objective of long-term capital appreciation.

Sincerely,

Robert A. Olstein	Richard A. Begun
Chairman, Chief Investment Officer	Co-Portfolio Manager
Head Co-Portfolio Manager

THE OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995. (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions – see “Details”)

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	3/31/02	38,259
9/30/95	10,010	6/30/02	33,797
12/31/95	10,261	9/30/02	25,870
3/31/96	10,882	12/31/02	28,529
6/30/96	11,462	3/31/03	26,226
9/30/96	11,713	6/30/03	31,448
12/31/96	12,760	9/30/03	33,797
3/31/97	13,327	12/31/03	38,853
6/30/97	14,602	3/31/04	40,870
9/30/97	17,250	6/30/04	41,297
12/31/97	17,205	9/30/04	39,043
3/31/98	19,851	12/31/04	43,146
6/30/98	18,468	3/31/05	42,640
9/30/98	15,499	6/30/05	42,302
12/31/98	19,788	9/30/05	43,749
3/31/99	20,717	12/31/05	44,350
6/30/99	25,365	3/31/06	46,566
9/30/99	23,675	6/30/06	44,242
12/31/99	26,692	9/30/06	46,836
3/31/00	28,170	12/31/06	50,755
6/30/00	28,899	3/31/07	51,862
9/30/00	30,596	6/30/07	55,536
12/31/00	30,142	9/30/07	53,029
3/31/01	30,207	12/31/07	49,012
6/30/01	36,192	3/31/08	42,447
9/30/01	28,213	6/30/08	40,189
12/31/01	35,340

THE OLSTEIN ALL CAP VALUE FUND

Details
The performance data quoted represents past performance and does not guarantee future results. The above chart pertains to the Olstein All Cap Value Fund’s Class C shares, and assumes no redemptions. The returns mentioned do not reflect deduction of the Olstein All Cap Value Fund’s 1% maximum contingent deferred sales charge (“CDSC”) for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 06/30/08, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 8.09%, 5.03%, and -28.24%, respectively. As of 6/30/08, the expense ratio for the Olstein All Cap Value Fund Class C was 2.23%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com. Not FDIC insured / Not bank-guaranteed / May lose value.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general. The S&P 500® Index is not an investment product available for purchase.

For a complete listing of the Olstein All Cap Value Fund’s portfolio holdings, please see the Schedule of Investments starting on page 20. The references to securities are not buy or sell recommendations. The references are intended to be descriptive examples of the Fund’s investment philosophy. Do not make investments based on the preceding securities referenced.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks and charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s website at www.olsteinfunds.com.

Olstein Capital Management, L.P. – Distributor Member FINRA

THE OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/08.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return

	1 Year	5 Year	10 Year	Inception
Olstein All Cap Value – Class C (1)	(28.24)%	5.03%	8.09%	11.50%
Russell 3000® Index (2)	(12.69)%	8.37%	3.51%	8.24%
S&P 500® Index (3)	(13.12)%	7.58%	2.88%	8.17%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price of the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year-end to June 30.

THE OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class Inception through the Fiscal Year End of 6/30/08.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return

	1 Year	5 Year	Inception
Olstein All Cap Value – Adviser Class (1)	(27.06)%	5.83%	6.54%
Russell 3000® Index (2)	(12.69)%	8.37%	2.45%
S&P 500® Index (3)	(13.12)%	7.58%	1.43%

(1)
Assumes reinvestment of dividends and capital gains.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year-end to June 30.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Expense Example as of June 30, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 – June 30, 2008.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/08	6/30/08	1/1/08 – 6/30/08
Actual
Class C	$1,000.00	$820.00	$10.23
Adviser Class	1,000.00	823.30	6.89

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.63	$11.31
Adviser Class	1,000.00	1,017.30	7.62

*
Expenses are equal to the Fund’s annualized expense ratio of 2.26% and 1.52% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
June 30, 2008

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2008

COMMON STOCKS – 90.3%

AUTOMOBILES – 1.8%	Shares	Value
Harley-Davidson, Inc.	491,500	$17,821,790

CAPITAL MARKETS – 10.3%
The Blackstone Group LP	1,295,026	23,582,423
The Charles Schwab Corporation	380,300	7,811,362
The Goldman Sachs Group, Inc.	105,400	18,434,460
Legg Mason, Inc.	348,500	15,184,145
Merrill Lynch & Co., Inc.	550,700	17,462,697
Morgan Stanley	603,900	21,782,673
		104,257,760

CASINOS & GAMING – 1.3%
Boyd Gaming Corporation	1,050,637	13,196,001

CHEMICALS – 0.3%
Zoltek Companies, Inc. (a)	118,900	2,883,325

COMMERCIAL SERVICES & SUPPLIES – 3.3%
Korn/Ferry International (a)	1,109,200	17,447,716
Pitney Bowes Inc.	484,400	16,518,040
		33,965,756

COMMUNICATIONS EQUIPMENT – 3.4%
Cisco Systems, Inc. (a)	1,110,400	25,827,904
Motorola, Inc.	1,045,900	7,676,906
Nortel Networks Corporation (a) (c)	74,779	614,683
		34,119,493

COMPUTERS & PERIPHERALS – 3.7%
Apple Computer, Inc. (a)	52,900	8,857,576
Dell Inc. (a)	935,300	20,464,364
International Business Machines Corporation	72,900	8,640,837
		37,962,777

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 90.3% – continued

CONSTRUCTION & ENGINEERING – 0.8%	Shares	Value
Quanta Services, Inc. (a)	242,900	$8,081,283

CONSUMER FINANCE – 1.7%
American Express Company	463,600	17,463,812

DIVERSIFIED FINANCIAL SERVICES – 5.6%
Citigroup Inc.	2,174,100	36,437,916
NYSE Euronext	393,900	19,954,974
		56,392,890

ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.0%
Rofin-Sinar Technologies, Inc. (a)	302,200	9,126,440
Tyco Electronics Ltd. (c)	601,625	21,550,208
		30,676,648

HEALTH CARE EQUIPMENT & SUPPLIES – 6.2%
Boston Scientific Corporation (a)	1,540,517	18,932,954
Covidien Limited (c)	499,425	23,917,463
Kinetic Concepts, Inc. (a)	247,500	9,877,725
Zimmer Holdings, Inc. (a)	149,400	10,166,670
		62,894,812

HEALTH CARE PRODUCTS – 1.7%
Johnson & Johnson	276,200	17,770,708

HEALTH CARE PROVIDERS & SERVICES – 1.8%
Quest Diagnostics Incorporated	369,100	17,890,277

INDUSTRIAL CONGLOMERATES – 9.0%
3M Co.	220,500	15,344,595
General Electric Company	901,700	24,066,373
Teleflex Incorporated	533,800	29,673,942
Tyco International Ltd. (c)	542,925	21,738,717
		90,823,627

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 90.3% – continued

INSURANCE – 2.7%	Shares	Value
MetLife, Inc.	250,000	$13,192,500
W. R. Berkley Corporation	582,300	14,068,368
		27,260,868

MEDIA – 2.3%
Live Nation, Inc. (a)	739,300	7,821,794
The Walt Disney Company	499,400	15,581,280
		23,403,074

METALS & MINING – 0.8%
Century Aluminum Company (a)	119,700	7,958,853

MULTILINE RETAIL – 2.9%
J. C. Penney Company, Inc.	354,865	12,878,051
Macy’s, Inc.	855,400	16,611,868
		29,489,919

OFFICE ELECTRONICS – 1.9%
Xerox Corporation	1,449,700	19,657,932

OIL & GAS – 2.7%
Anadarko Petroleum Corporation	108,800	8,142,592
Valero Energy Corporation	472,800	19,469,904
		27,612,496

PHARMACEUTICALS – 1.1%
Schering-Plough Corporation	584,300	11,504,867

RESTAURANTS – 6.5%
Burger King Holdings Inc.	414,700	11,109,813
The Cheesecake Factory Incorporated (a)	760,500	12,099,555
Denny’s Corp. (a) (b)	8,153,900	23,157,076
Jack in the Box Inc. (a)	338,700	7,590,267
McDonald’s Corporation	219,950	12,365,589
		66,322,300

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 90.3% – continued

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 2.7%	Shares	Value
Intel Corporation	829,300	$17,813,364
Novellus Systems, Inc. (a)	460,500	9,757,995
		27,571,359

SOFTWARE – 2.5%
Microsoft Corporation	711,800	19,581,618
Teradata Corporation (a)	231,400	5,354,596
		24,936,214

SPECIALTY RETAIL – 8.5%
Collective Brands, Inc. (a)	1,526,400	17,752,032
The Gap, Inc.	466,700	7,779,889
The Home Depot, Inc.	685,700	16,059,094
Lowe’s Companies, Inc.	770,400	15,985,800
RadioShack Corporation	1,640,800	20,132,616
The TJX Companies, Inc.	284,000	8,937,480
		86,646,911

TEXTILES, APPAREL & LUXURY GOODS – 1.8%
Carter’s, Inc. (a)	1,286,300	17,776,666

TOTAL COMMON STOCKS (Cost $1,082,374,432)		916,342,418

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENTS – 8.1%
MUTUAL FUNDS – 0.4%	Shares	Value
First American Prime Obligations Fund – Class I	3,756,337	$3,756,337

U.S. GOVERNMENT AGENCY OBLIGATIONS – 7.7%	Principal Amount	Value
Federal Home Loan Bank:
0.00%, due 07/01/2008	$30,000,000	30,000,000
2.00%, due 07/02/2008	17,635,000	17,634,020
1.97%, due 07/07/2008	3,685,000	3,683,790
2.00%, due 07/10/2008	12,530,000	12,523,735
2.00%, due 07/11/2008	14,300,000	14,292,056
		78,133,601

TOTAL SHORT-TERM INVESTMENTS (Cost $81,889,938)		81,889,938

TOTAL INVESTMENTS – 98.4%
(Cost $1,164,264,370)		998,232,356
OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		16,264,726
TOTAL NET ASSETS – 100.0%		$1,014,497,082

(a)	Non-income producing security.
(b)	Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See Note 8.
(c)	U.S. Dollar-denominated foreign security.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

The Olstein All Cap Value Fund
Statement of Assets and Liabilities as of June 30, 2008

Assets:
Investments, at value:
Investments in securities of unaffiliated issuers
(cost $1,125,861,358)	$975,075,280
Investments in securities of affiliated issuers
(cost $38,403,012) (See Note 8)	23,157,076
Total investments (cost $1,164,264,370)	998,232,356
Receivable for securities sold	30,841,266
Receivable for capital shares sold	253,195
Dividends and interest receivable	725,306
Other assets	94,468
Total Assets	1,030,146,591

Liabilities:
Payable for securities purchased	9,395,386
Payable for capital shares redeemed	2,608,497
Distribution expense payable	2,169,048
Payable to Investment Manager (See Note 5)	906,972
Accrued expenses and other liabilities	569,606
Total Liabilities	15,649,509
Net Assets	$1,014,497,082

Net Assets Consist of:
Capital stock	$1,186,391,179
Accumulated net realized loss on investments sold	(5,862,083)
Net unrealized depreciation on investments	(166,032,014)
Total Net Assets	$1,014,497,082

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$860,438,282
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	74,348,707
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$11.57

ADVISER CLASS:
Net Assets	$154,058,800
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	12,112,785
Net asset value, offering and redemption price per share	$12.72

The accompanying notes are an interal part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Operations

For the Year Ended
June 30, 2008
Investment Income:
Dividend income:
Dividend income from securities of unaffiliated issuers	$19,619,581
Dividend income from securities of affiliated issuers (See Note 8)	81,190
Interest income	2,638,631
Total investment income	22,339,402

Expenses:
Investment management fee (See Note 5)	14,329,582
Distribution expense – Class C (See Note 6)	11,976,705
Distribution expense – Adviser Class (See Note 6)	588,219
Shareholder servicing and accounting costs	1,649,111
Administration fee	740,027
Professional fees	318,421
Trustees’ fees and expenses	151,559
Reports to shareholders	131,249
Custody fees	117,395
Federal and state registration	101,934
Other	73,006
Total expenses	30,177,208
Net investment loss	(7,837,806)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) on:
Investments of unaffiliated issuers	60,886,463
Investments of affiliated issuers (See Note 8)	(2,147,949)
Change in unrealized appreciation/depreciation on investments	(499,395,736)
Net realized and unrealized loss on investments	(440,657,222)
Net Decrease in Net Assets Resulting from Operations	$(448,495,028)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Operations:
Net investment loss	$(7,837,806)	$(10,385,626)
Net realized gain (loss) on:
Investments of unaffiliated issuers	60,886,463	251,875,307
Investments of affiliated issuers (See Note 8)	(2,147,949)	1,312,058
Change in unrealized appreciation/depreciation on investments	(499,395,736)	146,308,075
Net increase (decrease) in net assets resulting from operations	(448,495,028)	389,109,814

Distributions to Class C Shareholders
from Net Realized Gains	(210,144,851)	(105,154,994)

Distributions to Adviser Class Shareholders
from Net Realized Gains	(38,555,747)	(20,077,075)

Net decrease in net assets from
Fund share transactions (Note 7)	(101,397,529)	(87,343,843)

Total Increase (Decrease) in Net Assets	(798,593,155)	176,533,902

Net Assets:
Beginning of period	1,813,090,237	1,636,556,335
End of period	$1,014,497,082	$1,813,090,237

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the		For the
	Year	Year	Year	Year	Period		Year
	Ended	Ended	Ended	Ended	Ended		Ended
	June 30,	June 30,	June 30,	June 30,	June 30,		Aug. 31,
	2008	2007	2006	2005	2004 (4)		2003
Net Asset Value –
Beginning of Period	$19.05	$16.37	$17.54	$17.40	$14.45		$12.34
Investment Operations:
Net investment loss (1)	(0.10)	(0.13)	(0.12)	(0.18)	(0.13)		(0.14)
Net realized and unrealized
gain (loss) on investments	(4.55)	4.18	0.94	0.60	3.08		2.25
Total from
investment operations	(4.65)	4.05	0.82	0.42	2.95		2.11
Distributions from
net realized
gain on investments	(2.83)	(1.37)	(1.99)	(0.28)	—		—
Net Asset Value –
End of Period	$11.57	$19.05	$16.37	$17.54	$17.40		$14.45

Total Return‡	(27.63)%	25.53%	4.59%	2.43%	20.42	%*	17.10%
Ratios (to average net assets)/
Supplemental Data:
Expenses (2)	2.23%	2.19%	2.19%	2.17%	2.16	%**	2.23%
Net investment loss	(0.67)%	(0.73)%	(0.69)%	(1.03)%	(1.00	)%**	(1.16)%
Portfolio turnover rate (3)	98.00%	79.57%	59.44%	68.46%	52.45%		79.55%
Net assets at end of
period (000 omitted)	$860,438	$1,508,138	$1,355,960	$1,473,175	$1,556,190		$1,194,726

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)
The expense ratio includes dividends on short positions where applicable.  The ratio of dividends on short positions for the periods ended June 30, 2005 and August 31, 2003 was 0.00% and 0.02%, respectively. There were no dividends on short positions for the periods ended June 30, 2008, June 30, 2007, June 30, 2006 and June 30, 2004.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year end to June 30.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the	For the		For the
	Year	Year	Year	Year	Period		Year
	Ended	Ended	Ended	Ended	Ended		Ended
	June 30,	June 30,	June 30,	June 30,	June 30,		Aug. 31,
	2008	2007	2006	2005	2004 (4)		2003
Net Asset Value –
Beginning of Period	$20.49	$17.39	$18.38	$18.09	$14.93		$12.66
Investment Operations:
Net investment
income (loss) (1)	0.01	0.00	0.01	(0.05)	(0.03)		(0.05)
Net realized and unrealized
gain (loss) on investments	(4.95)	4.47	0.99	0.62	3.19		2.32
Total from
investment operations	(4.94)	4.47	1.00	0.57	3.16		2.27
Distributions from
net realized
gain on investments	(2.83)	(1.37)	(1.99)	(0.28)	—		—
Net Asset Value –
End of Period	$12.72	$20.49	$17.39	$18.38	$18.09		$14.93

Total Return	(27.06)%	26.48%	5.40%	3.18%	21.17	%‡	17.93%
Ratios (to average net assets)/
Supplemental Data:
Expenses (2)	1.48%	1.44%	1.44%	1.42%	1.41	%*	1.48%
Net investment income (loss)	0.08%	0.02%	0.06%	(0.28)%	(0.25	)%*	(0.41)%
Portfolio turnover rate (3)	98.00%	79.57%	59.44%	68.46%	52.45%		79.55%
Net assets at end of
period (000 omitted)	$154,059	$304,952	$280,596	$413,800	$451,620		$350,583

‡	Not annualized.
*	Annualized.
(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)
The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the periods ended June 30, 2005 and August 31, 2003 was 0.00% and 0.02%, respectively. There were no dividends on short positions for the periods ended June 30, 2008, June 30, 2007, June 30, 2006 and June 30, 2004.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year end to June 30.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

34	Letter to Shareholders

43	Expense Example

45	Schedule of Investments

48	Statement of Assets
and Liabilities

50	Statement of Operations

51	Statement of Changes
in Net Assets

52	Financial Highlights

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

Difficult economic conditions and intense volatility characterized equity markets over the one-year period ended June 30, 2008, as investors focused on record high oil prices, a weak U.S. dollar, liquidity problems in credit markets and widespread asset write-downs. During the last nine months of the reporting period, U.S. equity markets were hit particularly hard as the price of crude oil rose from $75 to $140 per barrel, Bear Stearns staggered towards insolvency before being acquired by JP Morgan Chase, and resurgent inflation risk stoked fears about future economic growth.

Under these conditions, Class A shares (load waived) of the Olstein Strategic Opportunities Fund had a total return of -29.93% for the twelve months ended June 30, 2008, compared to a return of -13.12% for the S&P 500® Index over the same time period. The Fund focuses on purchasing small- to medium-sized companies providing the opportunity to make significant investments in some of our activist holdings in order to increase the probability that management would act upon our strategic recommendations.  By the way of further comparison, The Russell 2500 Index declined 14.28% for twelve months ended June 30, 2008.  The Fund’s considerable underperformance relative to both the S&P 500 and Russell 2500 indices was primarily due to the Fund’s substantial overweight allocations to two of the worst performing sectors over the past year, the Consumer Discretionary and Industrial sectors and its significant underexposure to the top-performing Energy sector.  Despite headwinds that have amplified uncertainty about economic growth and have prevented equity markets from settling down long enough to estab-

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Class A return as of 6/30/08 for the one-year period and since inception date of 11/01/06 assuming deduction of the Olstein Strategic Opportunities Class A maximum sales charge of 5.50% was -33.75% and -13.18% respectively.  Per the Fund’s 10/31/07 prospectus, the gross expense ratio for the Olstein Strategic Opportunities Fund Class A Share was 3.24% and the net expense ratio was 1.63% after contractual expense waiver and/or reimbursement, including 3 basis points for Acquired Fund Fees and Expenses as disclosed in the Fund’s prospectus.  Expense ratios for other share classes will vary.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

lish a consistent, long-term perspective, we remain confident that we have identified companies whose earnings power have not been permanently impaired and whose stock prices we believe have fallen to levels that represent discounts to their intrinsic value.

MARKET REVIEW

With the U.S. economy under duress from higher energy costs, the ongoing credit crisis, rising fears of inflation, and continued weakness in the housing market, U.S. equity markets bore the brunt of negative investor sentiment during the first six months of calendar year 2008.  Following an abysmal first quarter in which the S&P 500® Index declined 9.92%, equity markets rebounded at the start of the second quarter with the S&P 500® Index gaining 6.23% during April and May.  These gains, however, were short-lived with the Index falling 8.43% during the month of June as fears of inflation and renewed concerns regarding the health of individual financial institutions sparked an investor retreat.

Worries about inflation are chiefly due to the skyrocketing price of crude oil, which rose from an average cost of $72 per barrel in July 2007 to a record high of $147 per barrel on July 11, 2008, forcing many businesses to raise prices in order to recover higher energy-related costs. Lenders continued to exercise extreme caution, in light of renewed concerns about write-offs and the health of individual financial institutions, thus reducing the availability of credit necessary for businesses to grow.  Throughout the reporting period, housing prices continued to fall, posting record declines in specific metropolitan areas, and greatly affecting consumers’ ability to spend.  The convergence of these trends certainly points to an economic slowdown and most investors have already pulled back from those sectors of the market expected to be hit the hardest and longest, namely the Consumer Discretionary and Financial sectors.  For the one-year period ended June 30, 2008, the 84 Consumer Discretionary companies within the S&P 500® Index had a combined return of -27.93%, while the 89 Financial Sector companies in the S&P 500® Index had a combined return of -44.18%.

MARKET OUTLOOK

Our outlook for the market is greatly influenced by our belief that the best defense for such a difficult investment environment is to buy companies that have the ability to generate free cash flow, have little or no debt or are aggressively paying down debt, and to buy such companies at a significant discount to their intrinsic value.  Throughout the past twelve months the volatile market environment has afforded ample opportunity to buy such companies at extremely attractive prices. As of this writing (six weeks after the close of the

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Fund’s fiscal year), several favorable developments have begun to unfold, most importantly, crude oil prices and other commodities have dropped more than 20% from their 2008 trading highs.  Along with cheaper energy and other commodities costs, a strengthening U.S. dollar will lower inflation giving the Fed greater leeway to keep interest rates down.  Lower interest rates, in turn, should give banks more confidence to lend helping ease the credit crunch to the benefit of businesses and consumers.

During the second half of 2008, we foresee the market beginning to recognize companies with strong fundamentals, particularly those with stable cash flow, and above average return on assets, while paying less attention to the sector in which a company operates.  We also expect the market to reward companies that have practiced sound capital management and have the financial strength to ride out a prolonged economic downturn in those industries hardest hit by fears of recession, namely industries within the Consumer Discretionary sector such as Retailing, Restaurants, and Consumer Durables.

PORTFOLIO REVIEW

As of June 30, 2008 the Fund’s portfolio consisted of 37 companies with an average weighted market capitalization of $1.48 billion.  During the course of the reporting period the Fund initiated positions in 15 companies and strategically added to positions in 9 additional companies. Over the same time period the Fund liquidated positions in 15 companies and decreased holdings in another 9 companies.  We have taken advantage of volatility in the market over the past year to initiate or increase holdings in companies that we believe have future earnings power that is not being properly valued by the market.  At the same time we have eliminated or reduced positions in companies in which changing conditions or new information have resulted in additional risk or reduced upside potential.  We have also reduced positions in companies that are reaching our valuation levels and have redeployed the proceeds into opportunities that, in our opinion, offer a more favorable risk/return profile.

Notable gainers in the Fund’s portfolio during the reporting period include Arris Group, a global communications company specializing in the design and engineering of broadband networks; Wet Seal Inc., a leading specialty retailer of contemporary apparel and accessories, and two of the Fund’s financial sector holdings, Waddell & Reed Financial and Janus Capital Group.  As of June 30, 2008, the Fund maintained positions in each of these positions except Waddell & Reed, which was liquidated during the reporting period as the company’s stock price reached our valuation targets.

The biggest detractors from performance during the reporting period included, Legg Mason, a global asset management firm with $923 billion in assets

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

under management; Nighthawk Radiology Holdings, provides off-hours (nights and weekends) radiology services and x-ray interpretations to doctors and hospitals throughout the United States; Stein Mart Inc., a specialty retailer best described as a hybrid between a better department/specialty store and a traditional off-price retailer; and Boyd Gaming, one of the leading casino operators in the United States.

By the end of the reporting period the Fund had liquidated its positions in Nighthawk Radiology, Stein Mart, and Boyd Gaming, using the proceeds from the sale of these securities to invest in what we believe are better investment opportunities.  The Fund sold its holdings in Nighthawk as the economic environment revealed greater pricing and competitive pressures than we anticipated as the company struggled to find suitable growth opportunities.  Similarly, the Fund liquidated its holdings in Boyd Gaming as company management insisted on pursuing an aggressive capital-intensive expansion plan during an economic slowdown.  The Fund eliminated its holdings in Stein Mart to invest in other retailers that offered a better risk-reward profile.  The Fund continues to maintain a position in Legg Mason despite recently reported losses, performance-related redemptions in the firm’s largest portfolios and investment performance issues experienced by some of its portfolio managers.  We believe the company is working to fix these problems and once investment performance improves the company should experience net cash inflows. Legg Mason is currently selling at a price that is less than ten times its normalized ability to generate free cash flow.

REVIEW OF ACTIVIST HOLDINGS

As of June 30, 2008, the Fund was invested in eleven activist holdings which represented approximately 38% of the Fund’s equity investments and five of its top ten holdings.  Each of these situations fits our definition of an activist investment where an outside investor, in most cases a hedge fund or private equity investor, seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value. In addition to The Cheesecake Factory and Denny’s Corporation, where Olstein leads activist efforts to date, the Fund’s activist holdings include two other restaurant companies: Luby’s Inc., and CKE Restaurants; three specialty retailers:  Office Depot, RadioShack and Collective Brands; two consumer durables companies: Dixie Group, a manufacturer of floor coverings and Sealy Corp, the world’s largest bedding manufacturer; an Information Technology company: Atmel, Inc., a manufacturer of advanced semi-conductors; and an Industrial company, Griffon  Corp., a supplier of building products.

We continue to monitor the progress of the activist investors involved in these investment situations as they work to increase shareholder value

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future operating results.

ACTIVIST INVESTING DURING
TOUGH ECONOMIC TIMES

With each of the companies in the Fund’s portfolio and particularly with our activist holdings we remain diligent in ensuring that company management teams are taking the necessary steps to protect and increase shareholder value in the face of market volatility and a prolonged economic slowdown.  We were recently asked, “What is the environment like with turbulence in markets and the weaker economy?  Is this a good time for your type of activist investing?”  It is a question that has also received much attention in the media with recent articles in The Washington Post, “Economic Downturn Emboldens Shareholder Activists” (2/29/2008), in Forbes, “U.S. Downturn Boosts Shareholder Activism” (7/17/2008), and TheStreet.com, “Investors Fighting Mad, the Rise in Shareholder Activism and its Impact on U.S. Corporations Amid the Economic Downturn” (4/9/2008).  Since we believe that a difficult economic environment not only provides the best time to find good investment ideas, but also provides the best time to approach company management about making real change, we thought it would be helpful to discuss our thinking in greater detail.

When a company’s stock price is down and when management is frustrated with operating results, or uncertain about workable options for increasing shareholder value, that is usually the best time to engage management.  Turbulent market conditions often provide the ideal time for an activist to get involved with a company because the activist’s message stands a much better chance of being heard and acted upon than when things are going well.

A weaker economy or turbulent market also helps focus a company’s priorities. For a company sitting with a lot of cash on its balance sheet, but with its stock at a 52-week low, we may recommend that the company use the cash to buy back its stock at very advantageous prices.  There could be a division that’s draining valuable resources, and as an activist our recommendation would be “Close this division down or spin it off because you want to come out of this downturn a much stronger company, you want to come out as the leader of the pack instead of having this problem hold you back when things start to turn.” A lot of companies are much more willing to respond when they are having problems; when all the cracks are showing.

We also find that smaller companies experiencing problems tend to be more receptive to our activist approach.  When it comes to company management,

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

we often see that small-cap companies after many years of very solid growth, the company’s strategic needs have outgrown the management team’s existing skills.  When growth prospects have slowed, management is confronted with running a mature company in a highly competitive market.  Mature or maturing companies usually require tighter operational controls, a possible pull back on capital spending, shifts in budgeting priorities, improved pricing or revenue management strategies. While it’s usually a challenge to get current management to shift from a “growth” mentality that’s worked successfully for the past five or ten years, in many cases the company needs to bring on additional management skills to improve its operating results.  Such companies may not have the professional management mindset of larger established companies, but managements at smaller companies usually appreciate our insight into their operations, problems and strategic options, since it comes from a shareholder’s point of view.

One of the most important variables we consider for an activist situation during tough economic times, is “how long will it take for this company to turnaround?” Although we know from experience that successful corporate turnarounds do not happen overnight, we do expect specific improvements in operations to occur within  12 – 24 months notwithstanding the economic environment. Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value, we are willing to wait for operating results to improve if we are being sufficiently rewarded for the risk we have taken and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.

As we wait for equity markets to regain a balanced perspective and once again focus on company fundamentals, we remind you that, as always, patience provides generous opportunities for the diligent investor.  We intend to stay the course during the current market turmoil invested in companies that, in our opinion, have the financial strength to ride out the storm while offering favorable long-term business prospects.  We continue to invest our money alongside yours, value your trust and work hard to accomplish the Fund’s objective of long-term capital appreciation.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. Investing in a non-diversified, narrowly focused fund may entail greater risks than is normally associated with more widely diversified funds.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.  The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500® includes the smallest 2500 securities in the Russell 3000®.  The Russell 2500® Index is not an investment product available for purchase.

For a complete listing of the Olstein Strategic Opportunities portfolio holdings, please see the Schedule of Investments starting on page 45.  The references to securities are no buy or sell recommendations.  The references are intended to be descriptive examples of the Fund’s investment philosophy.  Do not make investments based on the securities referenced above.

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and charges and expenses of the Fund and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s Website at www.olsteinfunds.com.  Not FDIC insured / Not bank-guaranteed / May lose value.  Olstein Capital Management, L.P. – Distributor   Member FINRA

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Fiscal Year End of 6/30/08.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return

	1 Year	Inception+
Olstein Strategic Opportunities – Class A (without load) (1)	(29.93)%	(10.18)%
Olstein Strategic Opportunities – Class A (load adjusted) (1)	(33.75)%	(13.18)%
Russell 2500® Index (2)	(14.28)%	(1.23)%
S&P 500® Index (3)	(13.12)%	(1.99)%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the Fiscal Year End of 6/30/08.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return

	1 Year	Inception+
Olstein Strategic Opportunities – Class C (1)	(31.14)%	(10.68)%
Russell 2500® Index (2)	(14.28)%	(1.23)%
S&P 500® Index (3)	(13.12)%	(1.99)%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price or the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Expense Example as of June 30, 2008

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 – June 30, 2008.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/08	6/30/08	1/1/08 – 6/30/08
Actual
Class A	$1,000.00	$852.50	$ 7.37
Class C	1,000.00	848.80	10.80

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.91	$ 8.02
Class C	1,000.00	1,013.18	11.76

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 182/366.

Allocation of Portfolio Assets as a percentage of investments
June 30, 2008

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2008

COMMON STOCKS – 93.1%

BUSINESS SERVICES – 4.6%	Shares	Value
Barrett Business Services, Inc.	33,000	$390,390
Hewitt Associates, Inc. – Class A (a)	7,000	268,310
		658,700

CAPITAL MARKETS – 5.9%
Janus Capital Group Inc.	7,000	185,290
Legg Mason, Inc.	15,000	653,550
		838,840

COMMUNICATIONS EQUIPMENT – 3.1%
Arris Group Inc. (a)	24,000	202,800
CommScope, Inc. (a)	4,500	237,465
		440,265

CONSTRUCTION & ENGINEERING – 1.6%
Quanta Services, Inc. (a)	7,000	232,890

DIVERSIFIED MANUFACTURING – 2.2%
Griffon Corporation (a)	36,000	315,360

ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.1%
Keithley Instruments, Inc.	30,000	285,000
Rofin-Sinar Technologies, Inc. (a)	5,000	151,000
		436,000

ENERGY EQUIPMENT & SERVICES – 1.1%
Newpark Resources, Inc. (a)	20,000	157,200

FOOD & STAPLES RETAILING – 1.7%
Nash Finch Company	7,000	239,890

HEALTH CARE EQUIPMENT & SUPPLIES – 2.0%
Span-America Medical Systems, Inc.	25,100	281,120

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 93.1% – continued

HOUSEHOLD DURABLES – 3.4%	Shares	Value
The Dixie Group, Inc. (a)	30,000	$197,400
Sealy Corporation	50,000	287,000
		484,400

INDUSTRIAL CONGLOMERATES – 8.2%
Teleflex Incorporated	21,000	1,167,390

MACHINERY – 8.7%
Columbus McKinnon Corporation (a)	15,000	361,200
Flanders Corporation (a)	95,000	574,750
The Middleby Corporation (a)	7,000	307,370
		1,243,320

RESTAURANTS – 23.6%
Burger King Holdings Inc.	6,000	160,740
CBRL Group, Inc.	11,000	269,610
The Cheesecake Factory Incorporated (a)	30,000	477,300
CKE Restaurants, Inc.	20,000	249,400
Denny’s Corp. (a)	440,000	1,249,600
Jack in the Box Inc. (a)	15,000	336,150
Luby’s, Inc. (a)	61,000	372,100
Nathan’s Famous, Inc. (a)	16,000	243,360
		3,358,260

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 4.4%
Atmel Corporation (a)	96,000	334,080
Entegris Inc. (a)	45,000	294,750
		628,830

SPECIALTY RETAIL – 17.4%
Collective Brands, Inc. (a)	44,000	511,720
The Dress Barn, Inc. (a)	22,000	294,360
DSW, Inc. – Class A (a)	16,000	188,480
Foot Locker, Inc.	17,000	211,650
Office Depot, Inc. (a)	59,000	645,460
RadioShack Corporation	30,000	368,100
The Wet Seal Inc. – Class A (a)	54,000	257,580
		2,477,350

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 93.1% – continued

TEXTILES, APPAREL & LUXURY GOODS – 2.1%	Shares	Value
Carter’s, Inc. (a)	21,000	$290,220

TOTAL COMMON STOCKS (Cost $16,285,615)		13,250,035

SHORT-TERM INVESTMENTS – 5.2%

MUTUAL FUNDS – 5.2%
First American Prime Obligations Fund – Class I	744,207	744,207

TOTAL SHORT-TERM INVESTMENTS (Cost $744,207)		744,207

TOTAL INVESTMENTS – 98.3%
(Cost $17,029,822)		13,994,242
OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		246,494
TOTAL NET ASSETS – 100.0%		$14,240,736

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of June 30, 2008

Assets:
Investments, at value (cost $17,029,822)	$13,994,242
Receivable for securities sold	451,859
Receivable for capital shares sold	3,337
Dividends and interest receivable	5,710
Other assets	11,355
Total Assets	14,466,503

Liabilities:
Payable for securities purchased	121,928
Payable for capital shares redeemed	50,168
Distribution expense payable	13,839
Payable to Investment Manager (See Note 5)	1,426
Accrued expenses and other liabilities	38,406
Total Liabilities	225,767
Net Assets	$14,240,736

Net Assets Consist of:
Capital stock	$18,973,252
Accumulated net realized loss on investments sold	(1,696,936)
Net unrealized depreciation on investments	(3,035,580)
Total Net Assets	$14,240,736

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$5,943,224
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	714,119
Net asset value and redemption price per share	$8.32
Maximum offering price per share	$8.80

CLASS C:
Net Assets	$8,297,512
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,005,626
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$8.25

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Operations

For the Year Ended
June 30, 2008
Investment Income:
Dividend income	$119,340
Interest income	34,816
Total investment income	154,156

Expenses:
Investment management fee (See Note 5)	171,405
Distribution expense – Class A (See Note 6)	19,265
Distribution expense – Class C (See Note 6)	94,344
Shareholder servicing and accounting costs	61,334
Federal and state registration	30,954
Professional fees	29,852
Administration fee	20,480
Custody fees	10,487
Reports to shareholders	1,960
Trustees’ fees and expenses	1,882
Other	428
Total expenses	442,391
Expense reimbursement by Adviser (See Note 5)	(97,379)
Net Expenses	345,012
Net investment loss	(190,856)

Realized and Unrealized Loss on Investments:
Realized loss on investments	(1,605,496)
Change in unrealized appreciation/depreciation on investments	(4,329,143)
Net realized and unrealized loss on investments	(5,934,639)
Net Decrease in Net Assets Resulting from Operations	$(6,125,495)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	Nov. 1, 2006(1)
	Year Ended	through
	June 30, 2008	June 30, 2007
Operations:
Net investment income (loss)	$(190,856)	$8,907
Net realized gain (loss) on investments	(1,605,496)	90,338
Change in unrealized appreciation/depreciation on investments	(4,329,143)	1,293,563
Net increase (decrease) in net assets resulting from operations	(6,125,495)	1,392,808

Distributions to Class A Shareholders:
from Ordinary Income	(11,459)	—
from Net Realized Gains	(39,712)	—
	(51,171)	—
Distributions to Class C Shareholders:
from Ordinary Income	(5,333)	—
from Net Realized Gains	(50,631)	—
	(55,964)	—
Net increase in net assets from
Fund share transactions (Note 7)	3,805,779	15,274,779

Total Increase (Decrease) in Net Assets	(2,426,851)	16,667,587

Net Assets:
Beginning of period	16,667,587	—
End of period (including undistributed
net investment income of $0 and $16,717)	$14,240,736	$16,667,587

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class A
	For the	Nov. 1,
	Year	2006 (1)
	Ended	through
	June 30,	June 30,
	2008	2007

Net Asset Value – Beginning of Period	$11.94	$10.00
Investment Operations:
Net investment income (loss) (2)	(0.07)	0.03
Net realized and unrealized gain (loss) on investments	(3.49)	1.91
Total from investment operations	(3.56)	1.94
Distributions from:
Net investment income	(0.01)	—
Net realized gain on investments	(0.05)	—
Total distributions	(0.06)	—
Net Asset Value – End of Period	$8.32	$11.94

Total Return‡	(29.93)%	19.40	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.17%	3.21	%**
After expense waiver and/or reimbursement	1.60%	1.60	%**
Ratio of net investment income (loss):
Before expense waiver and/or reimbursement	(1.27)%	(1.15	)%**
After expense waiver and/or reimbursement	(0.70)%	0.46	%**
Portfolio turnover rate (3)	100.57%	19.09%
Net assets at end of period (000 omitted)	$5,943	$8,647

‡	Total return does not reflect any sales charge for Class A shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class C
	For the		Nov. 1,
	Year		2006 (1)
	Ended		through
	June 30,		June 30,
	2008		2007

Net Asset Value – Beginning of Period	$11.92		$10.00
Investment Operations:
Net investment loss (2)	(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments	(3.48)		1.94
Total from investment operations	(3.62)		1.92
Distributions from:
Net investment income	(0.00	)(3)	—
Net realized gain on investments	(0.05)		—
Total distributions	(0.05)		—
Net Asset Value – End of Period	$8.25		$11.92

Total Return‡	(30.45)%		19.20	%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.92%		3.96	%**
After expense waiver and/or reimbursement	2.35%		2.35	%**
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(2.02)%		(1.90	)%**
After expense waiver and/or reimbursement	(1.45)%		(0.29	)%**
Portfolio turnover rate (4)	100.57%		19.09%
Net assets at end of period (000 omitted)	$8,298		$8,021

‡	Total return does not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Amount is less than 0.005 per share.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively the “Funds”).  The All Cap Value Fund is a diversified investment management company and the Strategic Fund is a non-diversified investment management company.  The primary investment objective of the Funds is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds may also use independent pricing services to assist in pricing portfolio securities.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles (“GAAP”), and expands disclosure about fair value measurements.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Currently, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives,

THE OLSTEIN FUNDS

how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Generally, distributions are declared and paid at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Accordingly, at June 30, 2008, reclassifications were recorded as follows.

		Strategic
	All Cap	Opportunities
	Value Fund	Fund
Undistributed net investment income	$7,837,392	$190,931
Accumulated gains	868,152	(91,435)
Capital Stock	(8,705,544)	(99,496)

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions

THE OLSTEIN FUNDS

are recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses. Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

Short Sales.  Short sales are transactions in which the All Cap Value Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the All Cap Value Fund must borrow the security to deliver to the buyer upon the short sale; the All Cap Value Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date.  The All Cap Value Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the All Cap Value Fund replaces the borrowed security.  The All Cap Value Fund will realize a gain if the security declines in value between those dates.  All short sales must be fully collateralized.  The All Cap Value Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions.  The All Cap Value Fund limits the value of short positions to 25% of its total assets.  At June 30, 2008, the All Cap Value Fund had no short positions outstanding.  The Strategic Fund does not engage in short sales.

3	Purchases and Sales of Investment Securities During the year ended June 30, 2008, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$1,331,786,744	$1,697,987,034
Strategic Fund	19,739,823	16,300,682

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

THE OLSTEIN FUNDS

4	Tax Information At June 30, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Cost of Investments	$1,166,958,596	$17,329,945
Gross unrealized appreciation	$75,010,432	$535,931
Gross unrealized depreciation	(243,736,672)	(3,871,634)
Net unrealized depreciation	$(168,726,240)	$(3,335,703)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	2,234,650	—
Total distributable earnings	$2,234,650	$—
Other accumulated losses	$(5,402,507)	$(1,396,813)
Total accumulated losses	$(171,894,097)	$(4,732,516)

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At June 30, 2008, the Funds deferred, on a tax basis, post-October losses of:

All Cap Value Fund	$5,010,296
Strategic Opportunities Fund	1,396,813

The tax components of dividends paid by the Funds during the periods ended June 30, 2008 and June 30, 2007 were as follows:

	Year Ended	Year Ended
All Cap Value Fund	June 30, 2008	June 30, 2007*
Ordinary Income	$40,925,656	$8,045,626
Long-Term Capital Gains	$207,774,942	$117,186,443
Strategic Fund
Ordinary Income	$107,135	$—
Long-Term Capital Gains	$—	$—

* The Strategic Fund commenced operations on November 1, 2006.

The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2008.

Effective December 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax posi-

THE OLSTEIN FUNDS

tions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  As of June 30, 2008, open tax years include the tax years ended June 30, 2004 through 2007.  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2008.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expenses” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objective, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% of each Fund’s average daily net assets.  For the year ended June 30, 2008, the All Cap Value Fund incurred investment management fees of $14,329,582, with $906,972 payable to the Investment Manager as of June 30, 2008.  For the same period, the Strategic Fund incurred management fees of $171,405.  The $1,426 payable to the Investment Manager as of

THE OLSTEIN FUNDS

June 30, 2008 from the Strategic Fund represents management fees incurred and other expenses reimbursed by the Investment Manager, which the Investment Manager may be reimbursed for at a later date.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Adviser Until:
2010	$80,990
2011	97,379
Total	$178,369

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein (the “Distributor”) has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser Class shares.  For the year ended June 30, 2008, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $11,976,705 for Class C and $588,219 for Adviser Class Shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%,

THE OLSTEIN FUNDS

respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares.  For the year ended June 30, 2008, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $19,265 for Class A and $94,344 for Class C shares.

During the year ended June 30, 2008, the All Cap Value Fund paid total brokerage commissions of $22,005 to affiliated broker-dealers in connection with purchases and sales of investment securities.  During the same period, the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At June 30, 2008, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund

	Year Ended		Year Ended
	June 30, 2008		June 30, 2007
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,713,119	$42,134,757	3,101,086	$55,000,097
Shares issued to shareholders in
reinvestment of distributions	13,622,618	201,470,151	5,685,746	98,704,549
Shares redeemed	(21,157,526)	(303,885,715)	(12,451,568)	(218,230,215)
Net decrease	(4,821,789)	$(60,280,807)	(3,664,736)	$(64,525,569)

Shares Outstanding:
Beginning of period	79,170,496		82,835,232
End of period	74,348,707		79,170,496

	Year Ended		Year Ended
	June 30, 2008		June 30, 2007
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	1,517,645	$24,469,390	1,584,308	$30,161,230
Shares issued to shareholders in
reinvestment of distributions	2,290,416	37,081,831	1,036,953	19,287,330
Shares redeemed	(6,578,632)	(102,667,943)	(3,872,254)	(72,266,834)
Net decrease	(2,770,571)	$(41,116,722)	(1,250,993)	$(22,818,274)

Shares Outstanding:
Beginning of period	14,883,356		16,134,349
End of period	12,112,785		14,883,356
Total Net Decrease		$(101,397,529)		$(87,343,843)

THE OLSTEIN FUNDS

Strategic Opportunities Fund

	Year Ended		Nov. 1, 2006 (1) through
	June 30, 2008		June 30, 2007
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	281,931	2,981,465	724,353	$7,793,691
Shares issued to shareholders in
reinvestment of distributions	4,495	46,524	—	—
Shares redeemed	(296,474)	(2,860,501)	(186)	(2,234)
Net increase (decrease)	(10,048)	$167,488	724,167	$7,791,457

Shares Outstanding:
Beginning of period	724,167		—
End of period	714,119		724,167

	Year Ended		Nov. 1, 2006 (1) through
	June 30, 2008		June 30, 2007
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	692,348	$7,016,237	676,841	$7,529,182
Shares issued to shareholders in
reinvestment of distributions	5,135	52,888	—	—
Shares redeemed	(364,835)	(3,430,834)	(3,863)	(45,860)
Net increase	332,648	$3,638,291	672,978	$7,483,322

Shares Outstanding:
Beginning of period	672,978		—
End of period	1,005,626		672,978
Total Net Increase		$3,805,779		$15,274,779

(1)	Commencement of operations.

8
Other Affiliates*  Investments representing 5% or more of the outstanding voting securities of a company held in the All Cap Value Fund’s portfolio result in that company being considered an affiliated company of the Fund, as defined in the 1940 Act.  The aggregate market value of all securities of affiliated companies as of June 30, 2008 amounted to $23,157,076 representing 2.28% of net assets.  Transactions during the year ended June 30, 2008 in which the issuer was an “affiliated person” were as follows:

THE OLSTEIN FUNDS

	Cowen	Denny’s	Neenah
	Group, Inc.**	Corp.	Paper, Inc.**	Total
June 30, 2007
Balance
Shares	1,022,400	7,130,500	—	8,152,900
Cost	$18,784,298	$34,600,038	—	$53,384,336
Gross Additions
Shares	—	1,023,400	64,750	1,088,150
Cost	—	$3,802,974	$1,862,883	$5,665,857
Gross Deductions
Shares	232,200	—	64,350	296,550
Cost	$4,506,510	—	$2,376,666	$6,883,176
June 30, 2008
Balance
Shares	—	8,153,900	—	8,153,900
Cost	—	$38,403,012	—	$38,403,012
Realized loss	$(1,525,877)	—	$(622,072)	$(2,147,949)
Investment income	—	—	$81,190	$81,190

*
As a result of the Fund’s beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer.  The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Adviser, Fund, Trust, or any other client of the Adviser.

**	Security that was considered affiliated due to the Fund’s beneficial ownership representing more than 5% of the outstanding securities during the year ended June 30, 2008, but not at June 30, 2008.
Note:	Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of a stock’s outstanding securities).

9
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”) to be used for liquidity purposes.  The interest rate on any borrowings is the Bank’s announced prime rate.  During the year ended June 30, 2008, the Fund did not draw upon the line of credit.

10
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of The Olstein Funds:

We have audited the accompanying statement of assets and liabilities of The Olstein Funds (comprising, respectively, the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund), including the schedule of investments,  as of June 30, 2008, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Olstein Funds at June 30, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 26, 2008

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

THE OLSTEIN FUNDS

ADDITIONAL TAX INFORMATION

For corporate shareholders in the All Cap Value Fund and the Strategic Opportunities Fund, the percentage of dividend income distributed for the year ended June 30, 2008, which is designated as qualifying for the dividends received deduction, is 34.20% and 72.00%, respectively.

For shareholders in the All Cap Value Fund and the Strategic Opportunities Fund, the percentage of dividend income distributed for the year ended June 30, 2008, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 38.01% and 72.07%, respectively.

ADDITIONAL INFORMATION APPLICABLE
TO FOREIGN SHAREHOLDERS ONLY

The All Cap Value Fund and the Strategic Opportunities Fund hereby designate 11.20% and 11.08%, respectively, of ordinary income distributions for the fiscal year ended June 30, 2008 as interest related dividends under Internal Revenue Service Code Section 871(k)(1)(C).

The All Cap Value Fund and the Strategic Opportunities Fund hereby designate 100.00% and 84.32%, respectively, of ordinary income distributions for the fiscal year ended June 30, 2008 as short-term capital gain distributions under Internal Revenue Service Code Section 871(k)(2)(C).

THE OLSTEIN FUNDS

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of six individuals, four of whom are not “interested persons” of the Trust or Funds as that term is defined in the 1940 Act.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the law of the State of Delaware in this regard.  They establish policy for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.  Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Funds is set forth below.  The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund	Other
	Position(s)	Length	Occupation	Complex	Directorships
	Held with	of Time	During Past	Overseen	Held by
Name, Address and Age	the Fund	Served**	Five Years	by Trustee	Trustee
Disinterested Trustees:

Fred W. Lange	Trustee	Since	Private investor.	2	Wagner
123 Lewisburg Road		1995			College
Sussex, NJ 07461
Age: 76

John Lohr	Trustee	Since	Retired; General	2	Crosswater
P.O. Box 771407		1995	Counsel, LFG, Inc.		Financial
Orlando, FL 32877-1407			(provider of		Corporation
Age: 63			investment products)
			and President,
			Lockwood Financial
			Services (broker-dealer),
			January 1996 to
			September 2002.

D. Michael Murray	Trustee	Since	President, Murray,	2	American
Murray, Montgomery		1995	Montgomery &		Academy of
& O’Donnell			O’Donnell		Preventive
101 Constitution Ave.			(Consultants),		Medicine
9th Floor			since 1968.
Washington, DC 20001
Age: 67

THE OLSTEIN FUNDS

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund	Other
	Position(s)	Length	Occupation	Complex	Directorships
	Held with	of Time	During Past	Overseen	Held by
Name, Address and Age	the Fund	Served**	Five Years	by Trustee	Trustee
Lawrence K. Wein	Trustee	Since	Private	2	eRooms
27 Rippling Brook Drive		1995	Consultant for		Systems
Short Hills, NJ 07078			telecommunications		Technologies
Age: 66			industry, since July		(ERMS. OB)
2001; Former Vice
President-Wholesale
Business Operations,
Concert
Communications
an ATT/BT Company,
April 2000 to June
2001; Former Executive
Manager, AT&T, Inc.,
for 35 years, retired
July 2001.
Interested Trustees:

Erik K. Olstein*+	Trustee,	Since	President and Chief	2	The Trinity-
c/o Olstein Capital	Secretary	1995	Operating Officer,		Pawling
Management, L.P.	and		Olstein Capital		School
4 Manhattanville Road	Assistant		Management, L.P.,
Purchase, NY 10577	Treasurer		since 2000; Vice
Age: 41			President of Sales
and Chief Operating
Officer, Olstein
Capital Management,
L.P., 1994-2000.

Robert A. Olstein*+	Trustee,	Since	Chairman, Chief	2	None
c/o Olstein Capital	Chairman	1995	Executive Officer
Management, L.P.	and		and Chief Investment
4 Manhattanville Road	President		Officer, Olstein
Purchase, NY 10577			Capital Management,
Age: 67			L.P., since 2000;
Chairman, Chief
Executive Officer,
Chief Investment
Officer and President,
Olstein Capital
Management, L.P.,
1994-2000; President,
Secretary and Sole
Shareholder of
Olstein, Inc., since
June 1994.

THE OLSTEIN FUNDS

Term of
Office
		and	Principal
	Position(s)	Length	Occupation
	Held with	of Time	During Past
Name, Address and Age	the Fund	Served**	Five Years

Officers:

Michael Luper	Chief	Since	Executive Vice
Olstein Capital	Accounting	1995	President and Chief
Management, L.P.	Officer and		Financial Officer,
4 Manhattanville Road	Treasurer		Olstein Capital
Purchase, NY 10577			Management, L.P.,
Age: 39			since 2000; Vice
President and Chief
Financial Officer,
Olstein Capital
Management, L.P.,
1994-2000.

James B. Kimmel, Esq.	Chief	Since	Vice President,
Olstein Capital	Compliance	2004	General Counsel
Management, L.P.	Officer		and Chief
4 Manhattanville Road			Compliance Officer,
Purchase, NY 10577			Olstein Capital
Age: 45			Management, L.P.
Previously, Of Counsel
at Stradley Ronon
Stevens & Young LLP
(law firm), May 2001
to April 2004, Vice
President and Assistant
Counsel in the
Corporate and
Securities Group at
Summit Bancorp from
September 1996 through
May 2001. Associate
Attorney in the Investment
Management Practice
Group at Morgan Lewis
& Bockius LLP from
September 1990
through August 1996.

*
Robert and Erik Olstein are each officers of Olstein Capital Management, L.P. or its affiliates.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

+	Erik K. Olstein is the nephew of Robert A. Olstein, President of The Olstein Funds.
**	Each Trustee holds office for an indefinite term.

THE OLSTEIN FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK.)

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee,WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant amended its code of ethics during the period covered by this report to require that the registrant’s compliance officer review the annual certificates submitted by the registrant’s principal executive officer and principal financial officer and verify that they have been returned and properly completed.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Fred W. Lange and John Lohr are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant’s past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the registrant’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant for services provided to the registrant.

	FYE 06/30/2008	FYE 06/30/2007
Audit Fees	$54,600	$50,000
Audit-Related Fees	N/A	N/A
Tax Fees	$11,000	$10,000
All Other Fees	$0	$0

The registrant’s audit committee has adopted an audit committee charter that provides that the audit committee pre-approve the engagement of the principal accountant to provide all audit services to the registrant, or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services applicable to audit-related, tax and other services that were approved by the audit committee pursuant to the “de minimus” exception of paragraph (c)(7)(i)(c) of Rule 2.01 of Regulation S-X were as follows:

	FYE 6/30/2008	FYE 6/30/2007
Audit-Related Services	0%	0%
Tax Services	0%	0%
All Other Services	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for each of the registrant’s last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, if any, is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2008	FYE 06/30/2007
Registrant	$11,000	$10,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)     /s/Robert A. Olstein
Robert A. Olstein, President

Date     September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Robert A. Olstein
Robert A. Olstein, President

Date     September 8, 2008
By (Signature and Title)     /s/Michael Luper
Michael Luper, Treasurer

Date     September 8, 2008